SECOND AMENDMENT TO UNDERWRITING AGREEMENT DATED JUNE 27, 2002


     THIS SECOND AMENDMENT to that certain Agreement, June 27, 2002, as Amended on June 3, 2003, is made this 10th day of July, 2003, between and among International Test Systems, Inc., a Delaware Corporation (hereinafter "Company") and Public Securities, Inc., a Washington Corporation (hereinafter "Public").

     WHEREAS, the Company and public entered into an Agreement, dated June 27, 2002 (collectively the "Agreement").

     WHEREAS, the Company and Public amended certain portions of the Agreement on June 3, 2003;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto further amend the Agreement only as to the following sections:

     Section 4, Escrow Account, (a), as amended on June 3, 2003, is hereby deleted in its entirety and any reference to the Impound Account is also deleted.

AGREED  AND  ACCEPTED:

INTERNATIONAL  TEST  SYSTEMS,  INC.

By:  /s/  Carey  Birmingham
  -------------------------
Carey  Birmingham,  President               Dated:              July  10,  2003
                                                       ------------------------


PUBLIC  SECURITIES,  INC.

By:  /s/  William  F.  Ross
  -------------------------
William  F. Ross, President                    Dated:              July 10, 2003
                                                          ----------------------

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